UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

     Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 9, 2007

CERIDIAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15168	41-1981625
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota 55425
(Address of principal executive offices)           (Zip code)

Registrant’s telephone number, including area code: (952) 853-8100

No Change
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed, on May 30, 2007, Ceridian Corporation, a Delaware corporation (“Ceridian”), Foundation Holdings, Inc., a Delaware corporation (“Foundation Holdings”), and Foundation Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Foundation Holdings (“Merger Sub”), entered into an Agreement and Plan of Merger (as amended on July 30, 2007, the “Merger Agreement”). On November 9, 2007 at 7:47 a.m. Eastern Standard Time (the “Effective Time”), Ceridian completed its merger with Merger Sub (the “Merger”) pursuant to the terms of the Merger Agreement. Foundation Holdings is indirectly owned by Fidelity National Financial, Inc., entities affiliated with Thomas H. Lee Partners, L.P. and other co-investors. Pursuant to terms of the Merger Agreement, at the Effective Time, each share of each share of common stock, par value $0.01 per share of Ceridian issued and outstanding immediately prior to the effective time of the Merger (the “Ceridian Common Stock”) was cancelled and automatically converted into the right to receive $36, without interest and less any applicable withholding taxes, and Ceridian became a wholly owned subsidiary of Foundation Holdings.

Item 3.01.         Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, on November 9, 2007, Ceridian notified the New York Stock Exchange (the “NYSE”) that each share Ceridian Common Stock had been cancelled and automatically converted into the right to receive $36 in cash, without interest and less any applicable withholding taxes, and requested that the NYSE file with the Securities and Exchange Commission an application on Form 25 to report that the Ceridian Common Stock is no longer listed on the NYSE.

Item 3.03.         Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement, at the Effective Time each share of Ceridian Common Stock was cancelled and automatically converted in to the right to receive $36, without interest and less any applicable withholding taxes.

Item 5.01.         Changes in Control of Registrant.

On November 9, 2007 at 7:47 a.m. Eastern Standard Time, Ceridian completed the Merger pursuant to the terms of the Merger Agreement and became a wholly owned subsidiary of Foundation Holdings. Foundation Holdings is indirectly owned by Fidelity National Financial, Inc., entities affiliated with Thomas H. Lee Partners, L.P. and other co-investors. Foundation Holdings is financing the purchase prices for the canceled shares of Ceridian Common Stock through a combination of equity and debt financing.

On November 9, 2007, Ceridian issued a press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02.         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Pursuant to the Merger Agreement, at the Effective Time the pre-closing directors of Merger Sub replaced L. White Matthews, III, Ronald T. LeMay, George R. Lewis, Richard Szafranski, William L. Trubeck, Alan F. White, John D. Barfitt, Robert J. Levenson, Gregory A. Pratt and Paul C. Hilal as directors of Ceridian. Following the Merger, Kathryn V. Marinello will continue to serve as a director of Ceridian.

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As contemplated by the Merger Agreement, Ceridian’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws were amended and restated at the Effective Time.

Item 8.01.         Other Events

On November 9, 2007, Ceridian issued a press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of May 30, 2007, by and among, Ceridian Corporation, Foundation Holdings, Inc. and Foundation
Merger Sub, Inc. (previously filed with the Current Report on Form 8-K filed by Ceridian Corporation on May 31, 2007 and incorporated herein by reference).

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of July
30, 2007, by and among, Ceridian Corporation, Foundation Holdings,
Inc. and Foundation Merger Sub, Inc. (previously filed with the Current
Report on Form 8-K filed by Ceridian Corporation on August 3, 2007 and incorporated herein by reference).

99.1	Press Release, entitled “Thomas H. Lee Partners and Fidelity National
Financial Complete Acquisition of Ceridian,” dated November 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION

/s/ Gary M. Nelson
Gary M. Nelson
Executive Vice President, Chief Administrative
Officer, General Counsel and Corporate Secretary

Dated: November 9, 2007